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Exhibit 10.12

        THIS DEPOSIT DEED is made the 27 day of October Two Thousand and Three between THE UNIVERSITY OF SURREY ("the Licensor") (1) and Jamdat Mobile (UK) whose registered office is situated at: Temple Back East, Temple Quay, Bristol BS1 BEG ("the Licensee") (2).

WHEREAS:

(A)
This deed Is supplemental to a Licence of even date herewith ("the Licence") made between the Llcensor (1) and the Licensee (2) whereby the premises shortly known as Designated Space in the Surrey Technology Centre was licensed to the Licensee.

(B)
On or before the execution hereof the Licensee has deposited with the Licensor the sum of £3,900 (Three Thousand Nine Hundred Pounds) to be held or applied by the Licensor upon the terms hereinafter specified.

  NOW THIS DEED WITNESSETH as follows:

1.
IN this deed

(a)
"the deposit" means the hereinbefore recited amount paid by way of deposit and any amount or amounts from time to time in the account hereinafter referred to

(b)
"the Licensee's obligations" means the obligations of the Licensee to pay the Licence fee under the Licence and to perform and observe the other conditions on the part of the Licensee contained in the Licence.

2.
THE Licensor shall pay the amount representing the deposit into an account ("the account") with National Westminster Bank PLC ("the Bank") or such other major joint stock Bank as the Licensor shall decide.

3.
THE Licensee hereby agrees with the Licensor that if and whenever any monies are due to the Licensor under the Licence and the Licensee shall fail to pay the same within fourteen days of demand then in any such case the Licensor may (without prejudice to its remedies under the Licence) withdraw from the account for its own use and benefit such sum as may be required to satisfy any such payment or liability. PROVIDED ALWAYS THAT in this event of the Licensor withdrawing any sums from such account as aforesaid the Licensee will replace the same (within 7 days of request by the Licensor) to the intent that the said account shall at all times be maintained at the figure of £3,920 aforesaid.

4.
SUBJECT as herein provided the Licensor shall release the deposit or any remaining balance thereof to the Licensee within thirty days of the expiry of the Licence PROVIDED that if on the date so provided for release there shall be a subsisting breach of any of the Licensee's obligations the Licensor shall not be obliged to release the deposit until thirty days after all such breaches have been remedied.

5.
THE Licensor's rights hereunder shall not be affected discharged or prejudiced in any way by any time given or any indulgence granted or other concession made by the Licensor to the Licensee and nothing herein contained shall prejudice or affect the obligations of the Licensee under the Licence.

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        IN WITNESS whereof these presents have been executed by the parties hereto the day and year first before written.

/s/ DR. MALCOLM PARRY Signed by Dr Malcolm Parry for and on behalf of The University Secretary
/s/ JUAN MONTES Signed for and on behalf of	JAMDAT Mobile (UK) Ltd. (Company name)

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STANDARD LICENCE: UNIT 35 THE SURREY TECHNOLOGY CENTRE

THIS LICENCE Is made on the 24 day of November 2003.

BETWEEN: (1) the Licensor UNIVERSITY OF SURREY of Guildford, Surrey GU2 5XH; and

(2)
the Licensee:    JAMDAT Mobile (UK)

of: [registered office] Temple Back East, Temple Quay, Bristol BSI 6EG

(Company registration number 4671042.

1.     DEFINITIONS

        Throughout this Licence the following words and expressions have the following meanings:

"Building"	that part of the Site edged red on Plan 1
"Car Park"	that part of the Site edged green on Plan 2
"Licence Fee"	the initial yearly sum of £33,960 exclusive of VAT to be increased on 1 December 2004 and on each anniversary of this date at a compound rate of five (5) per centum (%) per annum
"Parking Spaces"	that part of the Car Park coloured brown on Plan 2
"Parties"	the Licensor and the Licensee
"Plan 1"	the plan attached to this Licence marked Plan 1
"Plan 2"	the plan attached to this Licence marked Plan 2
"Plan 3"	the plan attached to this Licence coloured yellow and marked Plan 3 (Part 1 or Part 2)
"Premises"	that part of the Building edged yellow on Plan 3 (Part 1 or Part 2)
"Rights"	the rights listed in Schedule One to this Licence
"Services"	the services listed in Schedule Two to this Licence
"Site"	that part of the Licensor's land edged blue on Plan 1 and each and every part thereof
"Term"	60 days calculated from the date of this Licence and thereafter from month to month until terminated in accordance with clause 7.2 of this Licence.

2.     LICENCE

        The Licensor grants the Licensee the right to use the Premises and the other Rights for the Term

3.     LICENSEE'S UNDERTAKINGS

        The Licensee undertakes with the Licensor that it will throughout the Term:

Licence Fee

        3.1.1    pay the Licence Fee by standing order in equal monthly payments In advance on the first day of each calendar month without any deduction (whether by way of set-off or otherwise) whatsoever. The first payment to be made on the date of this Licence. Details of the Licensor's bank for the purposes of setting up the standing order are set out in Schedule 3

Value Added Tax

        3.2    pay VAT (If any) on the Licence Fee and any other moneys that the Licensee is obliged to pay to the Licensor

Cleaning

        3.3    keep the Premises (Including all internal glazing) in a clean and tidy condition

Carpeting

        3.4    pay the Licensor at the end of the Term the cost of cleaning the carpet in the Premises and, if in the opinion of the Licensor the carpet has been damaged by the Licensee and/or its staff or visitors beyond reasonable wear and tear, the cost of replacing the carpet

Redecorating

        3.5    maintain the Premises in good and decorative order and if deemed necessary by the Licensor to pay the Licensor at the end of the Term the cost of redecorating the Premises

Refuse

        3.6    not deposit any refuse on any part of the Site except in such areas and in such receptacles as may have been allocated by the Licensor for such purpose

Cost of utilities

        3.7    (To the extent that the same are not included in the Services) pay all charges for electricity, gas and telecommunication services used on the Premises (including any connection and hiring charges and meter rents)

Use

        3.8.1    use the Premises only for the purposes of research development and design and ancillary activities In any science including any social science or technology in which the research development and design are a fundamental part

        3.8.2    not use the Premises nor exercise the Rights in such a way as will cause nuisance annoyance damage or inconvenience to the Licensor or any other user of the Site

Alterations

        3.9    not make any alterations or additions whatsoever to the Premises without the prior written consent of the Licensor

Alienation

        3.10.1    not charge assign transfer or underlet the whole or any part of the Premises

        3.10.2    not part with possession or share the occupation of the Premises or any part of the Premises

        3.10.3    not hold or occupy the Premises or any part thereof as trustee or agent or otherwise for the benefit of any third party

        3.10.4    not grant third parties any rights whatsoever over the Premises

Compliance with statutes and regulations

        3.11    comply in all respects with the provisions of all statutes and regulations and the requirements of any competent authority relating to the Premises or anything done in or upon them by the Licensee

Fire precautions

        3.12    comply in every respect with the requirements and recommendations of the fire authority, the insurers of the Premises and the Licensor in relation to fire precautions affecting the Premises

Notices

        3.13    not display any signs or notices whatsoever on any part of the Premises or the Site without the Licenser's permission

Obstruction

        3.14    not obstruct nor cause any obstruction In the Car Park or any part of the Building or Site

Regulations

        3.15    observe and perform the rules and regulations from time to time made by the Licensor in connection with the orderly and proper use of the Site

Licensor's rights to enter the Premises

        3.16    permit the Licensor and its agents at all reasonable times upon reasonable prior notice (except in the case of emergency) with all necessary materials appliances tools contractors and workmen to enter end remain upon the Premises for all proper purposes

Indemnity

        3.17    keep the Licenser fully indemnified from and against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability arising In any way directly or Indirectly out of the use of the Premises by the Licensee or any persons in the Premises, any act, omission or negligence of the Licensee or any persons in the Premises or any breach of the Licensee's covenants contained in this Licence

Yield up

        3.18    At the end of the Term, quietly to yield up the Premises to the Licensor in a state of repair and condition consistent and In accordance with the covenants by the Licensee contained in this Licence

4.     LICENSOR'S UNDERTAKINGS

        The Licensor undertakes with the Licensee that It will throughout the Term use all reasonable endeavours to provide or procure the provision of the Services provided that the Licensor shall not be liable to the Licensee for any loss damage or inconvenience which may be caused by:

        4.1    temporary Interruption of the Services during periods of Inspection cleaning maintenance repair renewal and/or replacement

        4.2    circumstances beyond its reasonable control

5.     EXEMPTION FROM LIABILITY IN RESPECT OF ACCIDENTS

        5.1    The Licensor shall not be responsible to the Licensee nor to any other person for any

        5.1.1    damage to or loss of any goods or property sustained on the Site or

        5.2    act omission or negligence of any employee of the Licensor save to the extent that such matters are covered by insurance maintained by the Licensor pursuant to its obligations in this Licence

6.     NOTICES

        6.1    Notices from the Licensee to the Licensor shaft be in writing and sent to The Director at The Surrey Research Park, 30 Frederick Sanger Road, Surrey Research Park, Guildford, Surrey. GU2 5YD.

        6.2    Notices from the Licensor to the Licensee shall be In writing and either sent to the Licensee at the address shown above or left at the Premises.

7.     TERMINATION

        7.1    If the Licensee should fail to pay the Licence Fee or to observe and perform the undertakings In this Licence the Licensor may at any time thereafter terminate this Licence

        7.2    If the Licensor or the Licensee wishes to terminate this Licence at any time after the expiry of the initial 30 days of the Term It may do so by serving not less than 30 days written notice on the other and at the expiry of such notice this Licence shall terminate

8.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

        The Parties to this Licence do not intend that any of Its terms shall be enforceable by any third party pursuant to the Contracts (Rights of Third Parties) Act 1999.

        IN WITNESS whereof this Licence has been signed on behalf of the Licensor and the Licensee and is intended to be and is delivered on the date above written

Signed by Dr Malcolm J Parry [signature] (for and on behalf of the University of Surrey)	/s/ DR. MALCOLM J. PARRY
Date:	27/10/2003
Signed by [signature]	/s/ JUAN MONTES
(for and on behalf of the Licensee)
Date:	27/10/2003

[Please print below the name of the person signing above on behalf of licensee and other details as requested]

Name:	Juan Montes
Capacity:	Managing Director
Company/Organisation Name:	JAMDAT Mobile (UK) Ltd.

Schedule One

Rights

1.
The right to use those roads pavements and pedestrian ways within the Licensor's land and Gill Avenue and its pavements as may be reasonably necessary for the purpose only of getting to and from the Site.

2.
The right to use those entrance halls, corridors, passages lobbies, landings. staircases and lifts (If any) within the Building as may be reasonably necessary for the purpose only of getting to and from the Premises together with the right to use the lavatories and other amenities within the Building.

3.
The exclusive right to use the Parking Spaces for the parking of private motor cars end light vans provided that the Licensor may at its absolute discretion and from time to time provide the Licensee with alternative and/or additional parking spaces as the Licensor may decide

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Schedule Two

Services

        The Services are those services and amenities set out below:

  1.
  Repairing maintaining and keeping the Site in good and substantial repair and condition but not the internal decoration of the Premises

  2.
  Rebuilding reinstating renewing and replacing the Site as often as the Licensor shall reasonably consider necessary

  3.
  Planting maintaining tending and cultivating any flowerbeds, shrubberies, grassed or landscaped areas within the Site

  4.
  Providing heating ventilation and hot water to the Building at such times and in such quantity and quality as the Licensor shall deem necessary

  5.
  Operating inspecting testing maintaining servicing cleaning repairing renewing and replacing all the Licensor's plant on the Site as often as the Licensor shall reasonably consider necessary

  6.
  Operating inspecting testing servicing cleaning heating cooling ventilating lighting decorating patrolling end guarding (as appropriate and as the Licensor shall reasonably consider necessary) the Site but not cleaning the inside of the windows and window frames in the Premises

  7.
  Insuring the Site (but not the contents of the Premises) In such amount and against such risks as the Licensor shall deem necessary

  8.
  Providing a telephone switchboard and the services of a telephonist/receptionist during the hours of 0900 to 1730 Monday to Friday

  9.
  Providing repairing and maintaining such fire prevention and fire-fighting equipment on the Site as the Licensor shall reasonably consider necessary

  10.
  Collecting storing and disposing of refuse including providing maintaining repairing and replacing refuse compactors waste processors or similar equipment on the Site

  11.
  Maintaining repairing end decorating such street and other furniture furnishings and features on the Site as the Licensor may reasonably consider appropriate

  12.
  Maintaining repairing decorating and replacing such signs and notices as the Licensor may reasonably consider appropriate on the Site

  13.
  Operating maintaining repairing and replacing such security systems and employing such security personnel as the Licensor may reasonably consider necessary (if any) exclusively in respect of the Site

  14.
  Taking such steps as may be necessary for the control of pests and vermin and any other steps reasonably necessary to safeguard the health and safety of persons using the Site

  15.
  Carrying out the clearing of snow and ice from the Site and gritting the same as necessary

  16.
  Paying all rates and other outgoings (whether or not of an entirety novel character (other than the Licence Fee)) In respect of the Site and whether or not of a capital or nonrecurring nature

  17
  Complying with the provisions or requirements of ail statutes and regulations affecting the Site and the proper cost of opposing making representations in respect of and/or complying with the provisions or requirements thereof

  18.
  Taking such steps as the Licensor shall reasonably consider necessary for complying with making representations against or otherwise contesting the incidence of the provisions of any statute or regulation concerning town planning public health highways streets drainage or other matters relating to or alleged to relate to the Site

  19.
  Carrying out such other works and providing such other services of a similar type or character as set out in paragraphs 1 to 18 above as the Licensor shall reasonably and properly consider appropriate to be carried out and provided for the Site for the proper maintenance and servicing of any part of parts thereof

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Schedule Three

Bank Details

BANK:	National Westminster Bank plc
ADDRESS:	University of Surrey Branch PO Box 236 University of Surrey Guildford Surrey GU2 7XH

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[Floor Plan of Premises]

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Schedule One Rights
Schedule Two Services
Schedule Three Bank Details